                                                EXHIBIT 10.13





                                 WAIVER AGREEMENT AND
                         FIRST AMENDMENT TO CREDIT AGREEMENT


    THIS WAIVER AGREEMENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of the 31st day of January 1997, and entered into among MICHAELS STORES, INC., a Delaware corporation ("Company"), the Lenders signatory hereto, NATIONSBANK OF TEXAS, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender"), and BANK OF AMERICA ILLINOIS, a national banking association, individually and as Co-Agent.

                                     WITNESSETH:

    WHEREAS, Company, the Lenders, and the Administrative Lender entered into a Second Amended and Restated Credit Agreement, effective as of June 20, 1996 (as amended, restated, waived or otherwise modified from time to time, the "Credit Agreement");

    WHEREAS, Company, the Lenders, and the Administrative Lender entered into a Limited and Conditional Waiver Letter to certain terms of the Credit Agreement dated November 14, 1996 (the "Waiver Agreement");

    WHEREAS, Company has requested a waiver of compliance with certain provisions of the Credit Agreement and an amendment to certain provisions of the Credit Agreement, and the Lenders and the Administrative Lender have agreed to such a waiver and amendment upon the terms and conditions set forth below; and

    WHEREAS, the Lenders, the Administrative Lender, and Company have agreed to amend the Credit Agreement to make certain changes to the terms therein upon the terms and conditions set forth below;

    NOW, THEREFORE, for valuable consideration hereby acknowledged, Company, the Lenders and the Administrative Lender agree as follows:

    SECTION 1. DEFINITIONS. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

    SECTION 2.  AMENDMENTS TO SECTION 1.01, CERTAIN DEFINITIONS.

         (a) The definition of "ELIGIBLE INVENTORY" on page 8 of the Credit Agreement is hereby deleted and the following definition of "ELIGIBLE INVENTORY" is hereby substituted in its stead:

              "ELIGIBLE INVENTORY" means at any date the lesser of the actual cost or the current fair market value of inventory of Company and its Guarantors on such date determined in accordance with GAAP, provided that such inventory shall constitute Eligible Inventory only if on the date as of which the determination is being made it (i) shall not be damaged or obsolete, (ii) shall not have exceeded its normal shelf life, and (iii) shall not be subject to any Lien, except Permitted Liens. Eligible Inventory will include the face amount of Commercial Letters of Credit outstanding in support of the purchase of Eligible Inventory, but shall not include any inventory of Company or any Guarantors which is subject to a security interest securing any indebtedness of Company or such Guarantor.

         (b) The definition of "GUARANTORS" on page 11 of the Credit Agreement is hereby deleted and the following definition of "GUARANTORS" is hereby substituted in its stead:

              "GUARANTORS" means at any date, each Subsidiary that executes a Guaranty of the Obligations which such Guaranty is effective and enforceable against such Subsidiary, and "GUARANTOR" means any one of the Guarantors.

    SECTION 3.  AMENDMENT TO SECTION 6.15, GUARANTIES OF THE SUBSIDIARIES.
Section 6.15 on page 46 of the Credit Agreement is hereby deleted in its entirety and the following Section 6.15 is hereby substituted in its stead:

              Section 6.15 GUARANTIES OF THE SUBSIDIARIES. Each existing and future Subsidiary except Aaron Brothers, Inc. and its subsidiaries and successors, Michaels of Canada, Inc., Michaels of Puerto Rico, Inc., 5931, Inc., 5931 Business Trust, Michaels International Finance, Inc. and Riverside Craft & Floral Supply Co., Inc. shall have executed and delivered to Administrative Lender a duly completed Guaranty in the form of EXHIBIT D attached hereto. On the date that any such Subsidiary delivers any such Guaranty, such Subsidiary shall deliver to the Administrative Lender together therewith:

           (i) certificate or articles of incorporation of such Subsidiary certified as of a recent date by the Secretary of State of the state of such Subsidiary's incorporation;

          (ii) bylaws of such Subsidiary certified by the secretary or assistant secretary of such Subsidiary;

         (iii) recent certificates of the appropriate government officials of the state of incorporation of such Subsidiary and any other state in which such Subsidiary conducts business as to the existence and good standing of such Subsidiary in such state;

          (iv) resolutions of the Board of Directors of such Subsidiary certified by its secretary or assistant secretary, which resolutions shall authorize the execution, delivery and performance by such Subsidiary of the Guaranty; and

           (v) a certificate of incumbency certified by the secretary or assistant secretary of such Subsidiary with specimen signatures of the president or vice president and secretary or other officers of such Subsidiary who will sign the Guaranty and any other Loan Papers to which such Subsidiary is a party.

    SECTION 4. AMENDMENT TO SUBSECTION 7.01(d), TANGIBLE ASSETS OF SUBSIDIARIES THAT ARE NOT GUARANTORS. Subsection 7.01(d) on page 48 of the Credit Agreement is hereby deleted in its entirety and the following subsection 7.01(d) is hereby substituted in its stead:

              (d) INTENTIONALLY DELETED.

    SECTION 5. AMENDMENT TO SUBSECTION 7.02(b). Subsection 7.02(b) on page 48 of the Credit Agreement is hereby deleted in its entirety and the following subsection 7.02(b) is hereby substituted in its stead:

              (b)  Company, Aaron Brothers, Inc. (and its
         subsidiaries and successors), Michaels of Canada, Inc. and Michaels of Puerto Rico, Inc. may incur or permit to exist accounts payable and accrued liabilities incurred in the ordinary course of business, and each of the Subsidiaries except 5931, Inc. and 5931 Business Trust may incur or permit to exist accounts payable to the Company related to the Company's transfer of inventory to each Subsidiary in the ordinary course of business, and

    SECTION 6. AMENDMENT TO SECTION 7.07, SUBSIDIARIES. Section 7.07 on page 53 of the Credit Agreement is hereby deleted in its entirety and the following
Section 7.07 is hereby substituted in its stead:

              Section 7.07 SUBSIDIARIES. Company will not (a) (directly or indirectly) create or acquire, in any manner whatsoever, any new Subsidiaries; provided, however, that Company or any Subsidiary may create or acquire Subsidiaries, so long as (i) there exists no Default or Event of Default at the time of each creation or after giving effect thereto; (ii) each new United States Subsidiary shall execute a Guaranty of the Obligations hereunder, other than any new Subsidiaries of Aaron Brothers, Inc.; (iii) Company and each new United States Subsidiary shall execute and deliver such other certificates, agreements and documents as Administrative Lender or any Lender may reasonably require, other than any new Subsidiaries of Aaron Brothers, Inc.; and (iv) no United States Subsidiary shall issue any new stock, of any classification, without Lenders' prior written consent, except issuance to Company or any Subsidiary, and (b) permit intercompany transactions among the Company and the Guarantors with Subsidiaries that are not Guarantors, other than (i) as specifically permitted in Section 7.09 hereof and (ii) as disclosed on SCHEDULE 7.07 hereto. 5931, Inc. and 5931 Business Trust shall enter into a full subordination agreement for the benefit of the Administrative Lender and the Lenders subordinating all amounts owed by the Company or any Guarantor to 5931, Inc. and/or 5931 Business Trust, to the Obligations hereunder and the Guaranties, on terms and conditions, and subject to documentation acceptable to the Majority Lenders.

    SECTION 7. AMENDMENT TO SUBSECTION 7.09(a)(vi). Subsection 7.09(a)(vi) on page 54 of the Credit Agreement is hereby deleted in its entirety and the following Subsection 7.09(a)(vi) is hereby substituted in its stead:

         (vi) invest in Subsidiaries that are not Guarantors (A) in connection with the transfer of inventory to such Subsidiary (except 5931, Inc. and 5931 Business Trust) in the ordinary course of business and (B) in connection with (I) invoices representing obligations incurred and
         (II) payments required under operating leases, each in the ordinary course of business and paid by Company to Persons on behalf of such Subsidiaries; or

    SECTION 8. AMENDMENT TO SUBSECTION 8.01(m), TANGIBLE ASSETS OF SUBSIDIARIES THAT ARE NOT GUARANTORS. Subsection 8.01(m) on page 59 of the Credit Agreement is hereby deleted in its entirety and the following Subsection 8.01(m) is hereby substituted in its stead:

              (m)  INTENTIONALLY DELETED.

    SECTION 9.  LIMITED AND CONDITIONAL WAIVER.

    (a) The Company has informed the Lenders that the Company is in breach of
Section 5.03, due to financial covenant defaults under the Tax Retention Leases, and Section 7.01(b) of the Credit Agreement (the "Subject Non-Compliance"). The Company has requested from the Lenders a limited waiver of (a) any Default or Event of Default caused by the Subject Non-Compliance, for the period from October 27, 1996 through and including March 15, 1997, (b) any breach of Sections 4.02(a), (b) and (c) of the Credit Agreement due to the Subject Non-Compliance, but only to permit $10,000,000 in the aggregate to be advanced by the Lenders to the Company during the period from November 5, 1996 through and including November 30, 1996, in accordance with the terms of each other provision of the Credit Agreement and (c) any breach of Sections 4.03(a), (b) and (c) of the Credit Agreement due to the Subject Non-Compliance, but only to permit the issuance of Letters of Credit in accordance with the terms of the Credit Agreement from the date hereof through and including March 15, 1997; provided that the aggregate of all borrowings advanced by the Lenders and Letters of Credit issued during the period from November 5, 1996 through and including March 15, 1997 shall not exceed $10,000,000 (collectively, the "Limited Conditional Waiver").

    (b) Subject to the terms and conditions of this First Amendment, the Lenders agree to waive (a) any Default or Event of Default caused by the Subject Non-Compliance only during the period from October 27, 1996 through and including March 15, 1997, and (b) compliance with Sections 4.02(a), (b) and (c) and Sections 4.03(a), (b) and (c) with respect to the Subject Non-Compliance only, but, with respect to this subsection (b) only, for the sole purpose of allowing the Company to (i) borrow in accordance with all other terms of the Credit Agreement a maximum of $10,000,000 from the period from November 5, 1996 through and including November 30, 1996, and (ii) obtain Letters of Credit in accordance with the terms of the Credit Agreement from the date hereof through and including March 15, 1997; provided that, in each case set forth above, the aggregate of all borrowings advanced by the Lenders and Letters of Credit issued during the period from November 5, 1996 through and including March 15, 1997 shall not exceed $10,000,000 (the "Permitted Borrowings") and provided further that, only documentary Letters of Credit may be obtained and only if the Company certifies to the Administrative Lender along with each application for such Letter of Credit as to the amount of cash the Company has on hand in its deposit accounts as of the date of such application. This Limited Conditional Waiver is NOT a waiver of any other breach of any other term or provision of the Credit Agreement or any other Loan Paper. This Limited Conditional Waiver is solely for the time periods stated above, and shall not be extended or used for any other purpose.

    (c) Notwithstanding anything herein to the contrary, if there exists a Default or Event of Default (that is not a result of the Subject Non-Compliance) or any other event or circumstance which would not permit the Company to borrow under the Credit Agreement under the terms of Section 4.02 of the Credit Agreement or otherwise (other than any caused by the Subject Non-Compliance), the Permitted Borrowings may not, and no other borrowings may, be made under the Credit Agreement.

    (d) In connection with the limited waiver set forth above, and notwithstanding anything in the Credit Agreement or in any Loan Paper to the contrary:

         (i) effective on the date hereof, for every determination and calculation under the Credit Agreement and the Loan Papers, the Applicable Margin means with respect to (i) Eurodollar Rate Borrowings and Stand-By Letters of Credit, 1.50% per annum, (ii) Commercial Letters of Credit, 0.38% per annum, and (iii) the Commitment Fee, 0.35% per annum. This provision shall supersede the definition of "Applicable Margin" on page 2 of the Credit Agreement in its entirety; and

         (ii) any voluntary or mandatory repayment or prepayment of all or any portion of the Obligations may not be reborrowed by the Company. No continuation or conversion under Section 2.22 of the Credit Agreement shall constitute a repayment or prepayment for purposes of this provision. Under no circumstances shall the Company be entitled to borrow additional Advances under the Credit Agreement during the period from November 5, 1996 through and including November 30, 1996 aggregating in excess of an amount equal to (i) $10,000,000 minus (ii) the sum of the face amount of all Letters of Credit issued during such period. In no event shall the Company be entitled to any borrowing in the form of Advances of any type under the Credit Agreement and the Loan Papers after November 30, 1996 (except documentary Letters of Credit in accordance with the terms hereof until March 15, 1997).

    (e) The effectiveness of this Limited Conditional Waiver is conditioned upon the receipt by the Company of a comparable waiver under each Tax Retention Lease by January 31, 1997.

    (f) This Limited Conditional Waiver is intended by the parties to be narrowly construed. This Limited Conditional Waiver expires in accordance with its terms on March 15, 1997.

    SECTION 10. AFFIRMATION. Company hereby acknowledges and agrees that nothing in this First Amendment shall affect Company's obligations under the Credit Agreement or the other Loan Papers executed in connection therewith (except as specifically provided in this First Amendment), which remain valid, binding and enforceable, and except as amended hereby, unamended, or shall constitute a waiver by the Lenders of any of their rights or remedies (except as specifically provided in this First Amendment), now or at any time in the future, with respect to any requirement under the Credit Agreement or the other Loan Papers or with respect to an Event of Default or Default, occurring now or at any time in the future.

    SECTION 11. CONDITIONS PRECEDENT. This First Amendment shall not be effective until (a) all proceedings of Company taken in connection with this First Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender and Lenders signatory hereto,
(b) the Company has delivered the waivers required by Section 9(e) hereof, and
(c) the Administrative Lender and Lenders shall have each received such documents, instruments, and certificates, in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this First Amendment and the transactions contemplated hereby.

    SECTION 12. REPRESENTATIONS AND WARRANTIES. Company represents and warrants to the Lenders and the Administrative Lender that (a) this First Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement after giving effect to this First Amendment, except as described in Section 9 hereof, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof after giving effect to this First Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement as amended hereby and the other Loan Papers by the date hereof, except as indicated in Section 9 hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of Company in connection with the execution of this First Amendment, except as required by Section 9(e) hereof.

    SECTION 13. FURTHER ASSURANCES. Within 15 days after the date hereof, the Company shall have delivered a subordination agreement in form and substance acceptable to the Administrative Lender and Majority Lenders fully subordinating all receivables owed by the Company and the Guarantors to 5931, Inc. and/or 5931 Business Trust to the Obligations and the Guaranties, in form and substance, and subject to documentation, acceptable to the Majority Lenders. Company shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem reasonably necessary or appropriate in connection with this First Amendment.

    SECTION 14. COUNTERPARTS. This First Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

    SECTION 15. PRIOR WAIVER; ENTIRE AGREEMENT. THIS FIRST AMENDMENT SUPERSEDES IN ITS ENTIRETY THAT CERTAIN LIMITED AND CONDITIONAL WAIVER LETTER DATED NOVEMBER 14, 1996, FROM THE LENDERS TO COMPANY. THIS FIRST AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    SECTION 16. GOVERNING LAW. (a) THIS FIRST AMENDMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS FIRST AMENDMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, COMPANY AND EACH SUBSIDIARY AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

    (b) COMPANY AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, COMPANY AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO COMPANY AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY COMPANY. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

    SECTION 17. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COMPANY, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS FIRST AMENDMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

    IN WITNESS WHEREOF, this First Amendment to Credit Agreement is executed as of the date first set forth above.

COMPANY:                           MICHAELS STORES, INC.


                                   /s/  KRISTEN L. MAGNUSON
                                   -------------------------------------------
                                   By:  Kristen L. Magnuson
                                   Its: Vice President of Finance



LENDERS: NATIONSBANK OF TEXAS N.A., as Administrative Lender, and individually as a Lender


                                   /s/  SHARON M. ELLIS
                                   -------------------------------------------
                                   By:  Sharon M. Ellis
                                   Its: Vice President



                                   BANK OF AMERICA ILLINOIS, as Co-Agent,
                                   and individually as a Lender


                                   /s/  J. STEPHEN MERNICK
                                   -------------------------------------------
                                   By:  J. Stephen Mernick
                                   Its: Senior Vice President



                                   CREDIT LYONNAIS NEW YORK BRANCH, as
                                   a Lender


                                   /s/  ROBERT IVOSEVICH
                                   -------------------------------------------
                                   By:  Robert Ivosevich
                                   Its: Senior Vice President

                                   WELLS FARGO BANK (TEXAS), N.A., as
                                   a Lender


                                   /s/  JACK W. HAYE
                                   -------------------------------------------
                                   By:  Jack W. Haye
                                   Its: Vice President



                                   MELLON BANK, N.A., as a Lender


                                   -------------------------------------------

                                   By:
                                      ----------------------------------------
                                   Its:
                                      ----------------------------------------


                                   UNITED STATES NATIONAL BANK OF
                                   OREGON, as a Lender


                                   /s/  THOMAS MARKS
                                   -------------------------------------------
                                   By:  Thomas Marks
                                   Its: Assistant Vice President



                                   THE FIRST NATIONAL BANK OF BOSTON, as
                                   a Lender


                                   /s/  JUDITH C.E. KELLY
                                   -------------------------------------------
                                   By:  Judith C.E. Kelly
                                   Its: Vice President





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